Exhibit 10.26
FIRST AMENDMENT TO LOAN AGREEMENT
THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated as of February 27, 2015 (this “Amendment”), by and among GLOWPOINT, INC., a Delaware corporation (the “Company”), and each of the Company’s Subsidiaries (each, a “Borrower” and collectively, “Borrowers”), Main Street Capital Corporation, a Maryland corporation (“MSCC”, and together with its successors and assigns, individually and collectively, “Lender”), and MSCC, as administrative agent and collateral agent for itself and Lender (in such capacity, “Agent”) and with respect to that certain Loan Agreement, dated as of October 17, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Loan Agreement”), by and among the Company and each of the other Borrowers, Lender and Agent.
W I T N E S S E T H:
WHEREAS, Agent, Lender and Borrowers desire to amend the Loan Agreement as provided herein upon the terms and conditions set forth herein; and
WHEREAS, Lender has agreed to amend the Loan Agreement subject to the terms and conditions set forth herein.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers, Agent and Lender hereby agree as follows:
1.Definitions. Unless otherwise defined herein, terms defined in the Loan Agreement, as amended by this Amendment, shall have their defined meanings when used herein.
2.    Amendments to Loan Agreement. Subject to the terms hereof and upon satisfaction of the conditions set forth in Section 4 hereof, effective as of the First Amendment Effective Date (defined below):
(a)    Amended Definitions. Section 1.1 of the Loan Agreement shall be and hereby is amended to amend and restate each of the following definitions in their entirety to read as follows:
Debt Service means, when determined, without duplication, the sum of (a) the principal amount of all Funded Debt scheduled to be paid during the forward 12-month period (other than the current portion of the SRS Note due in the 12 months prior to the maturity date thereof), plus (b) the Unscheduled SRS Note Payments, plus (c) Interest Expense paid during the most recently completed 12‑month period (excluding interest paid on the SRS Note on or prior to March 1, 2015).
EBITDA means, without duplication, for any period, Borrowers’ Net Income for such period plus, in each case, to the extent deducted in the calculation of Net Income:

(a)    GAAP depreciation, amortization (including deferred financing costs amortization expense), Interest Expense and income taxes, minus
(b)    interest income, plus
(c)    any non-cash compensation charges pursuant to equity incentive plans approved by the Board of Directors, plus
(d)    any non-cash charges (or minus non-cash income) as approved by Lender in writing (including, without limitation, asset impairment charges taken during (x) the fiscal year ending December 31, 2013 in an aggregate amount not to exceed $1,250,000, (y) the fiscal year ending December 31, 2014 in an aggregate amount not to exceed $2,500,000 (of which at least $1,500,000 is related to intangible assets recorded in connection with the acquisition of Affinity VideoNet, Inc.) and (z) any fiscal year ending thereafter, in an aggregate amount not to exceed $500,000, in each case, unless otherwise approved by Lender); plus
(e)    non-recurring charges related to severance costs incurred during (x) the fiscal year ended December 31, 2012 in an aggregate amount not to exceed $50,000, (y) the fiscal year ending December 31, 2013 in an aggregate amount not to exceed $1,250,000, and (z) any fiscal year ending thereafter, in an aggregate amount not to exceed $500,000, in each case, unless otherwise approved by Lender; plus
(f)    non-recurring charges related to acquisition costs incurred during the fiscal year ended December 31, 2012 and the fiscal year ending December 31, 2013, in an aggregate amount not to exceed $450,000, unless otherwise approved by Lender.
EBITDA for any period shall (i) exclude “EBITDA” on a pro forma basis for such period of each Person (or business unit, division or group of such Person) which is sold, transferred or otherwise disposed of by a Borrower during such period, (ii) exclude any Key Man Life Insurance proceeds and (iii) not include “EBITDA” on a pro forma basis for such period of each Person (or business unit, division or group of such Person) acquired by a Borrower during such period.
Fixed Charge Coverage Ratio means, when determined, the ratio of (a) for the most recently completed 12-month period, EBITDA plus the net cash proceeds of any NJ NOL Disposition received during such period plus the net cash proceeds of Junior Capital Raises received during such period, solely to the extent such net cash proceeds were not used to repay or prepay the Principal Debt minus Capital Expenditures and cash Taxes and any Cash Distributions and any payments for the redemption of Equity Securities or for the prepayment of any Subordinated Debt to (b) Debt Service.
Funded Debt to EBITDA Ratio means, when determined, the ratio of (a) the result of (i) Borrowers’ Funded Debt less (ii) Borrowers’ unrestricted cash on hand as of such date of determination, less (iii) Borrowers’ restricted cash pledged to support letters of credit, to the extent such letters of credit and corresponding liens are permitted hereunder, less (iv) so long as no cash payment of principal in excess of $200,000 has been required to be paid on the Debt outstanding under the SRS Note during the most recently completed 12-month period and no payment of cash interest has been required to be paid on the Debt outstanding under the SRS Note in each of the four months in the most recently completed four month period, the principal amount outstanding under the SRS Note as of such date, to (b) the sum of (i) Borrowers’ EBITDA for the most recently completed 12-month period, (ii) the net cash proceeds of any NJ NOL Disposition received during such period and (iii) the net cash proceeds of Junior Capital Raises received during such period, solely to the extent such net cash proceeds were not used to repay or prepay the Principal Debt; provided, however, that for the purposes of this definition, (A) as of the last day of the first fiscal quarter ending after the consummation of the acquisition by a Borrower of any Person (or business unit, division, or group of any Person), Funded Debt shall be deemed to include only one-quarter (1/4) of the Acquisition Debt related to such acquisition, (B) as of the last day of the second fiscal quarter ending after the consummation of the acquisition by a Borrower of any Person (or business unit, division, or group of any Person), Funded Debt shall be deemed to include only one-half (1/2) of the Acquisition Debt related to such acquisition, (C) as of the last day of the third fiscal quarter ending after the consummation of the acquisition by a Borrower of any Person (or business unit, division, or group of any Person), Funded Debt shall be deemed to include only three-quarters (3/4) of the Acquisition Debt related to such acquisition and (D) as of the last day of the fourth fiscal quarter ending after the consummation of the acquisition by a Borrower of any Person (or business unit, division, or group of any Person), Funded Debt shall include all of the Acquisition Debt related to such acquisition.
SRS Note means that certain unsecured, subordinated Third Amended and Restated Nonnegotiable Promissory Note dated February 27, 2015, made by the Company and payable to SRS in the principal amount of $1,784,692.48, and all renewals, increases, modifications, amendments, supplements, restatements and replacements of, or substitutions for, that promissory note to the extent permitted by this Agreement.
(b)    New Definitions. Section 1.1 of the Loan Agreement shall be and hereby is amended to insert the following new definitions in correct alphabetical order:
Acquisition Debt means the aggregate principal amount of Funded Debt incurred or assumed in connection with the acquisition by a Borrower of any Person (or business unit, division or group of any Person), in each case, as of the date of such acquisition.
Junior Capital Raise means (a) the issuance of any Equity Securities to the extent permitted under this Agreement which (i) are on terms satisfactory to Lender, (ii) do not require cash payment of any dividend or distribution or any redemption prior to the payment in full of the Obligation, and (iii) the proceeds of which are not used to fund acquisitions or repay any Debt (other than the Principal Debt) and (b) the incurrence of unsecured Subordinated Debt, to the extent constituting Permitted Debt, which (i) is contractually subordinated to the Obligation on terms satisfactory to Lender, (ii) does not require any cash payment of principal, interest or any other fees or expenses, in each case prior to the date that is six (6) months after the later of the Term Loan Maturity Date or the Revolving Loan Maturity Date, and (iii) the proceeds of which are not used to fund acquisitions or repay any Debt (other than the Principal Debt).
NJ NOL Disposition means the disposition of any net operating loss of any Borrower or any Subsidiary for New Jersey tax purposes pursuant to the New Jersey Technology Business Tax Certificate Transfer Program.
SRS means Shareholder Representative Services, LLC, a Colorado limited liability company.
Unscheduled SRS Note Payments means, when determined, without duplication, the sum of (a) the product of (x) the amount of all principal payments in respect of the SRS Note payable pursuant to Section 1(c)(i) thereof paid during the most recently completed 3-month period and (y) four (4) and (b) the product of (x) the greater of (i) the amount of any principal payment in respect of the SRS Note pursuant to Section 1(c)(ii) thereof payable during the forthcoming 6-month period and (ii) the amount of any principal payment in respect of the SRS Note pursuant to Section 1(c)(ii) thereof paid during the most recently completed 6-month period and (y) two (2).
(c)    Mandatory Prepayments. Section 2.4(c) of the Loan Agreement shall be and hereby is amended and restated to read in its entirety as follows:
(c)    At Agent’s election, the following amounts may either be applied to the Obligation in accordance with Section 3.3 or retained by the applicable Borrower:
(i)    all Net Proceeds from the disposition of any asset whether or not permitted by Section 9.9 (other than dispositions permitted under Section 9.9(a), (b), (c) or (g));
(ii)    fifty percent (50%) of all Net Proceeds from any disposition permitted under Section 9.9(g); and
(iii)    all Insurance Proceeds (other than business interruption Insurance Proceeds) and Eminent Domain Proceeds that relate to any Borrower’s assets and that Lender is entitled to receive under Section 8.12 (other than Insurance Proceeds used to restore or replace assets of any Borrower as permitted under Section 8.12(c)).
(d)    Asset Dispositions. Section 9.9 of the Loan Agreement shall be and hereby is amended and restated to read in its entirety as follows:
9.9    Sale of Assets. No Borrower may sell, assign, lease, transfer, or otherwise dispose of any of its assets, other than (a) sales of inventory in the ordinary course of business,

(b) the sale, discount, or transfer of its delinquent accounts receivable in the ordinary course of business for purposes of collection, (c) dispositions of assets from one Borrower to another, (d) occasional dispositions of immaterial assets for consideration not less than fair market value, and dispositions of assets that are worn-out, surplus or obsolete, (e) non-exclusive licenses and similar arrangements for the use of intellectual property in the ordinary course of business and licenses that could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discrete geographical areas outside of the United States in the ordinary course of business; provided that such licenses or other arrangements are in exchange for consideration not less than fair market value, (f) to the extent permitted by Section 9.6, and (g) any NJ NOL Disposition for cash proceeds of not less than 80% of the tax benefit represented by such net operating loss. All dispositions by a Borrower of its assets, whether or not permitted by this Section 9.9, are subject to Section 2.4. All Net Proceeds shall be cash Net Proceeds unless approved by Lender in advance. The non-cash portion of all Net Proceeds shall be pledged to Agent as Borrower Collateral concurrently with the applicable disposition.
(e)    Issuance and Ownership of Equity Securities. Section 9.15 of the Loan Agreement shall be and hereby is amended and restated to read in its entirety as follows:
9.15    Issuance and Ownership of Equity Securities. No Borrower may (a) issue any Equity Securities, or (b) buy, sell, pledge, transfer or otherwise dispose of any Equity Securities of any other Borrower, except to Lender or as otherwise expressly permitted under the Loan Documents; provided that the Company may (i) sell or buy Equity Securities of other Borrowers to or from any Borrower and (ii) so long as no Default or Potential Default exists or would, after giving pro forma effect thereto, result from any such issuance, issue Equity Securities of the Company (A) in an aggregate amount not in excess of $20,000,000 pursuant to an effective shelf registration statement of the Company, or (B) under the Company’s 2014 Equity Incentive Plan or any successor or supplemental equity incentive plan approved by the Company’s stockholders.
(f)    Capital Expenditures. Section 9.17 of the Loan Agreement shall be and hereby is amended and restated to read in its entirety as follows:
9.17    Capital Expenditures. No Borrower shall make or incur any Capital Expenditures if, after giving effect thereto, the aggregate amount of all Capital Expenditures made by Borrowers would exceed (a) $2,250,000 in each of the fiscal years ending December 31, 2014, 2015 and 2016, and (c) $1,500,000 in any fiscal year ending thereafter.
(g)    Financial Covenants. Section 10 of the Loan Agreement shall be and hereby is amended and restated to read in its entirety as follows:
Section 10    Financial Covenants.

Each Borrower, on behalf of itself and its Subsidiaries, covenants jointly and severally that, except with the prior written consent of Agent and Lender, for so long as all or any portion of the Loans or any other Obligation remains outstanding:
10.1    Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio may not at any time be less than the ratio set out below for the applicable period:
(i) Closing Date through December 31, 2014        1.5 to 1.00
(ii) January 1, 2015 through June 30, 2015        1.25 to 1.00
(iii) July 1, 2015 through December 31, 2015    0.85 to 1.00
(iv) January 1, 2016 through March 31, 2016    1.00 to 1.00
(v) April 1, 2016 through June 30, 2016        1.25 to 1.00
(vi) July 1, 2016 through December 31, 2016    1.50 to 1.00
(vii) Thereafter             3.50 to 1.00
10.2    Funded Debt to EBITDA Ratio. The Funded Debt to EBITDA Ratio may not at any time exceed the ratio set out below for the applicable period:
(i) Closing Date through September 30, 2014    3.75 to 1.00
(ii) October 1, 2014 through December 31, 2014    3.50 to 1.00
(iii) January 1, 2015 through June 30,2015        3.25 to 1.00
(iv) July 1, 2015 through March 31, 2016        3.75 to 1.00
(v) April 1, 2016 through September 30, 2016    3.50 to 1.00
(vi) October 1, 2016 through December 31, 2016    3.00 to 1.00
(vii) Thereafter            2.00 to 1.00
Each of the covenants in this Section 10 shall be tested on a quarterly basis as of the last day of each fiscal quarter of Borrowers.
3.    Representations and Warranties. In order to induce Agent and Lender to enter into this Amendment, Borrowers hereby (a) represent and warrant that (i) the representations and warranties of Borrowers contained in the Loan Agreement (as amended by this Amendment) and the other Loan Documents (as amended by this Amendment) are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, in which case such representations and warranties were true and correct in all respects as of such specific date, and (ii) no Default or Potential Default, has occurred and is continuing; (b) ratify and reaffirm their respective obligations under, and acknowledge, renew and extend their continued liability under the Loan Agreement and each other Loan Document to which they are party; (c) grant (or regrant) a security interest in the Collateral to Agent, for the ratable benefit of Agent and Lender, and ratify and reaffirm all of the Liens in favor of Agent, for the ratable benefit of Agent and Lender, securing the payment and performance of the Obligation; and (d) acknowledge and agree that the Loan Agreement and each of the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect.
4.    Conditions to Effectiveness. This Amendment shall be effective on the date when each of the following conditions shall have occurred (the “First Amendment Effective Date”):
(a)    Agent and Lender shall have executed this Amendment and shall have received counterparts hereof, duly executed and delivered by each Borrower;
(i)    Agent shall have received each fully executed, true, correct and complete copy of the executed SRS Note (as defined in the Loan Agreement as amended by this Amendment) in Proper Form;
(b)    Each of the following has been completed, satisfied, or is true and correct as of such date:
(i)    all of the representations and warranties of Borrowers in the Loan Documents (as amended by this Amendment) are true and correct in all material respects (except to the extent that the representations and warranties speak to a specific date, in which case they are true and correct in all respects as of such specific date);
(ii)    no Material Adverse Event exists;
(iii)    no Litigation exists that, if decided against any of Borrowers, could reasonably be expected to result in a material claim against any Borrower or otherwise to result in a Material Adverse Event; and
(iv)    no Default or Potential Default exists.
(c)    Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Agent; and
(d)    Borrowers shall have paid all reasonable fees and expenses of Agent’s counsel, Norton Rose Fulbright US LLP, in connection with the preparation and negotiation of this Amendment which are owing to date.
5.    Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like or similar import shall mean and be a reference to the Loan Agreement, as modified and amended by this Amendment.

6.    Governing Law and Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
7.    Expenses. Borrowers agree to pay and reimburse Agent and each Lender for all reasonable costs, fees and expenses incurred in connection with the negotiation, preparation, delivery and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Agent’s and each Lender’s counsel.
8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
9.    Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including by facsimile or other electronic transmission) and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
10.    Successors and Assigns. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
11.    Continuing Effect. Except as expressly amended hereby, the Loan Agreement, as amended by this Amendment, shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Loan Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any Borrower that would require an amendment, waiver or consent of Agent except as expressly stated herein. Any reference to the “Loan Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Loan Agreement as amended by this Amendment. This Amendment constitutes a Loan Document.
12.    COUNSEL. IN EXECUTING THIS AMENDMENT, EACH BORROWER HEREBY WARRANTS AND REPRESENTS IT IS NOT RELYING ON ANY STATEMENT OR REPRESENTATION OTHER THAN THOSE IN THIS AMENDMENT AND IS RELYING UPON ITS OWN JUDGMENT AND ADVICE OF ITS ATTORNEYS. BORROWERS HEREBY ACKNOWLEDGE AND AGREE THAT THEY HAVE BEEN ADVISED BY AGENT AND LENDER TO SEEK THE ADVICE OF AN ATTORNEY AND AN ACCOUNTANT IN CONNECTION WITH THE TRANSACTIONS CONTAINED HEREIN AND THAT SUCH BORROWER HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY AND ACCOUNTANT OF SUCH BORROWER’S CHOICE IN CONNECTION WITH THIS AMENDMENT. EACH BORROWER ACKNOWLEDGES THAT NORTON ROSE FULBRIGHT US LLP IS NOT SUCH BORROWER’S COUNSEL WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.
13.    NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT OF THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
14.    General Waiver and Release. IN ADDITION, TO INDUCE AGENT AND LENDER TO AGREE TO THE TERMS OF THIS AMENDMENT, BORROWERS (BY THEIR EXECUTION BELOW) REPRESENT AND WARRANT THAT AS OF THE DATE OF THEIR EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR RESPECTIVE OBLIGATIONS UNDER THE LOAN AGREEMENT, THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THERE EXIST ANY SUCH CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS, BORROWERS (BY THEIR EXECUTION BELOW) HEREBY:
FOREVER GENERALLY WAIVE ANY AND ALL CLAIMS, OFFSETS, DEFENSES AND/OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING ON OR PRIOR TO THE DATE OF THEIR EXECUTION OF THIS AGREEMENT; AND
FOREVER RELEASE, ACQUIT AND DISCHARGE AGENT AND LENDER AND THEIR RELATED PARTIES FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING ON OR PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN AGREEMENT, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND HEREIN.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

BRROWERS:

GLOWPOINT, INC.
a Delaware corporation

By: /s/ David Clark
Name: David Clark
Title: Chief Financial Officer, Treasurer and Secretary

GP COMMUNICATIONS, LLC.
a Delaware limited liability company

By: Glowpoint, Inc., its managing member

By: /s/ David Clark
Name: David Clark
Title: Chief Financial Officer, Treasurer and Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT]

AGENT:

MAIN STREET CAPITAL CORPORATION
A Maryland corporation as Agent

By: /s/ Dwayne L. Hyzak
Name: Dwayne L. Hyzak
Title: Senior Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

LENDER:

MAIN STREET CAPITAL CORPORATION
A Maryland corporation as Agent

By: /s/ Dwayne L. Hyzak
Name: Dwayne L. Hyzak
Title: Senior Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT]